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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2001

                         Peerless Systems Corporation,
                            a Delaware Corporation
            (Exact name of registrant as specified in its charter)


         Delaware                     000-21287             95-3732595
(State or other jurisdiction of     (Commission            (IRS Employer
 incorporation or organization)     File Number)        Identification No.)


2381 Rosecrans Avenue, El Segundo, California                90245
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (310) 536-0908


                                  Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5. Other Events.

        On September 7, 2001, Peerless Systems Corporation (the "Registrant") announced it has reduced its workforce at its Netreon subsidiary by 12 employees, approximately 21% of Netreon's workforce or approximately 7% of the Registrant's total workforce, in order to reduce its operating costs and to conserve the Registrant's cash balances. A copy of the Registrant's press release issued on September 7, 2001 is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              Exhibit 99      Press Release of the Registrant dated
                              September 7, 2001

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Peerless Systems Corporation,
                                      a Delaware corporation


Date: September 12, 2001              By: /s/ Howard Nellor
                                         ----------------------------
                                          Howard Nellor
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.    Description
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  Ex. 99       Press Release of the Registrant dated as of September 7, 2001